UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2008
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662

(State or other jurisdiction of incorporation) 7800 Walton Parkway, New Albany, Ohio	(Commission File Number)	(I.R.S. Employer Identification No.) 43054

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 22, 2008, Commercial Vehicle Group, Inc. issued the press release attached hereto as Exhibit 99.1 announcing earnings for the three and six months ended June 30, 2008. The information in Exhibit 99.1 is being provided pursuant to Item 2.02 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
The registrant hereby furnishes the information set forth in the press release issued on July 22, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information, including the exhibit, the registrant furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Second quarter 2008 results press release dated July 22, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
July 22, 2008	By:	/s/ Chad M. Utrup
Name: Chad M. Utrup
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Second Quarter 2008 Results Press Release Dated July 22, 2008